UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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  CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): February 4, 2026
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Ralliant Corporation
(Exact name of registrant as specified in its charter)
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Delaware
(State or Other Jurisdiction of Incorporation)

1-42633	99-5127620
(Commission File Number)	(IRS Employer Identification No.)

4114 Center at North Hills Street
Suite 400
Raleigh,	NC	27609
(Address of principal executive offices)		(Zip code)
(984) 375-7255
(Registrant's Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, par value $0.01 per share	RAL	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition
On February 4, 2026, Ralliant Corporation (the “Company”) issued a press release announcing financial results for the quarter ended December 31, 2025. A copy of the release is furnished herewith as Exhibit 99.1 and incorporated by reference herein. The information set forth in this Item 2.02 of this Current Report on Form 8-K and the press release attached hereto as Exhibit 99.1 are being furnished pursuant to Item 2.02 of Form 8-K. This Item 2.02 of this Current Report on Form 8-K and the press release attached hereto as Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 8.01 Other Events.
On February 4, 2026, the Company announced that it will hold its first annual meeting of stockholders on Friday, June 5, 2026 (the “2026 Annual Meeting”). Deadlines for submission of nominations and stockholder proposals in connection with the 2026 Annual Meeting are set out below. In accordance with the Company’s Amended and Restated Bylaws (the “Bylaws”), submissions should be sent to Ralliant Corporation, 4114 Center at North Hills Street, Suite 400, Raleigh, NC 27609, Attention: Secretary.
•Deadline for Rule 14a-8 Stockholder Proposals: We have set February 14, 2026 as the deadline for receipt of stockholder proposals under Rule 14a-8 of the Exchange Act to be included in our proxy materials for the 2026 Annual Meeting. Any such proposal must also meet the requirements set forth in the rules and regulations of the Exchange Act, including Rule 14a-8, in order to be eligible for inclusion in the Company’s proxy materials for the 2026 Annual Meeting.
•Deadline for Nominations and Other Stockholder Proposals: In accordance with our Bylaws, notice of stockholder proposals intended to be presented at, but not included in proxy materials for, the 2026 Annual Meeting, including director nominations or any other business, must be received no later than the close of business on February 14, 2026. Stockholders must also comply with the procedural, disclosure and other requirements in our Bylaws and other applicable law.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits:

Exhibit No.	Description
99.1	Press release dated February 4, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RALLIANT CORPORATION

Date:	February 4, 2026	By:	/s/ Neill P. Reynolds
Neill P. Reynolds
Chief Financial Officer